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GreenPoint Manufactured Housing Contract Trust
Pass Through
Certificates
Series 1999-1
Investor Number 51999021

Determination Date:                      12-Jan-00
Remittance Date:                         18-Jan-00
Month End Date:                          31-Dec-99

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
     (a)      Class A-1 Distribution Amount                                                                          5,604,790.68
     (b)      Class A-1 Distribution Principal                                                                       5,085,192.69
                          Scheduled Payments of Principal                                              693,456.31
                          Partial Prepayments                                                          422,615.62
                          Scheduled Principal Balance Principal Prepayment in Full                   1,583,080.12
                          Scheduled Principal Balance Liquidated Contracts                           2,386,040.64
                          Scheduled Principal Balance Repurchases                                            0.00

     (c)      Class A-1 Interest Distribution                                                                          519,597.99
              Class A-1 Interest Shortfall                                                                                   0.00

     (d)      Class A-1 Remaining Certificate Balance                                                              102,789,822.91


     (e)      Class A-2 Distribution Amount                                                                            628,545.83
     (f)      Class A-2 Distribution Principal                                                                               0.00
                          Scheduled Payments of Principal                                                    0.00
                          Partial Prepayments                                                                0.00
                          Scheduled Principal Balance Principal Prepayment in Full                           0.00
                          Scheduled Principal Balance Liquidated Contracts                                   0.00
                          Scheduled Principal Balance Repurchases                                            0.00

     (g)      Class A-2 Interest Distribution                                                                          628,545.83
              Class A-2 Interest Shortfall                                                                                   0.00

     (h)      Class A-2 Remaining Certificate Balance                                                              125,500,000.00


     (i)      Class A-3 Distribution Amount                                                                            463,341.67
     (j)      Class A-3 Distribution Principal                                                                               0.00
                          Scheduled Payments of Principal                                                    0.00
                          Partial Prepayments                                                                0.00
                          Scheduled Principal Balance Principal Prepayment in Full                           0.00
                          Scheduled Principal Balance Liquidated Contracts                                   0.00
                          Scheduled Principal Balance Repurchases                                            0.00

     (k)      Class A-3 Interest Distribution                                                                          463,341.67
              Class A-3 Interest Shortfall                                                                                   0.00

     (l)      Class A-3 Remaining Certificate Balance                                                               91,000,000.00


     (m)      Class A-4 Distribution Amount                                                                            400,625.00
     (n)      Class A-4 Distribution Principal                                                                               0.00
                          Scheduled Payments of Principal                                                    0.00
                          Partial Prepayments                                                                0.00
                          Scheduled Principal Balance Principal Prepayment in Full                           0.00
                          Scheduled Principal Balance Liquidated Contracts                                   0.00
                          Scheduled Principal Balance Repurchases                                            0.00

     (o)      Class A-4 Interest Distribution                                                                          400,625.00
              Class A-4 Interest Shortfall                                                                                   0.00

     (p)      Class A-4 Remaining Certificate Balance                                                               75,000,000.00


     (q)      Class A-5 Distribution Amount                                                                          1,109,485.74
     (r)      Class A-5 Distribution Principal                                                                               0.00
                          Scheduled Payments of Principal                                                    0.00
                          Partial Prepayments                                                                0.00
                          Scheduled Principal Balance Principal Prepayment in Full                           0.00
                          Scheduled Principal Balance Liquidated Contracts                                   0.00
                          Scheduled Principal Balance Repurchases                                            0.00

     (s)      Class A-5 Interest Distribution                                                                        1,109,485.74
              Class A-5 Interest Shortfall                                                                                   0.00

     (t)      Class A-5 Remaining Certificate Balance                                                              196,659,215.00


     (u)      Class A-1 Pass Through Rate                                                                               5.780000%
              Class A-2 Pass Through Rate                                                                               6.010000%
              Class A-3 Pass Through Rate                                                                               6.110000%
              Class A-4 Pass Through Rate                                                                               6.410000%
              Class A-5 Pass Through Rate                                                                               6.770000%


     (v)      Monthly Servicing Fee                                                                                    496,695.19

     (w)      Delinquency                                                          # of Contracts                  Prin. Balance
                                                                                   --------------                  -------------

                          a)  One Monthly Payment Delinquent                              393                       13,912,460.07
                          b)  Two Monthly Payments                                        123                        5,076,476.74
                          c)  Three or more Monthly Payments                              133                        5,187,842.97
                                                                                  ------------                    ----------------
                                                                                          649                       24,176,779.78
                                                                                  ============                    ================


                                                                                                                    Difference
     (x)      Repurchased Contracts                             Contract Number   Repurchase Price                Paid by Seller
                                                                --------------    ----------------                --------------
                                                                         0               0.00                                0.00

                                                                                  ------------                    ----------------
                                                                Total Repurchases        0.00                                0.00
                                                                                  ============                    ================

     (y)      Repossessions or Foreclosures                                         Number                        Actual Balance
                                                                                    ------                        --------------
                                                                BOP Repossessions         260                       $9,889,715.80
                                                                Plus Repossessions         96                        3,023,479.20
                                                                       this Month
                                                                Less Liquidations         (72)                      (2,412,022.17)
                                                                                  ------------                    ----------------
                                                                EOP Repossessions         284                      $10,501,172.83
                                                                                  ============                    ================

     (z)      Class A-1 Enhancement Payment                                                                                  0.00
              Class A-2 Enhancement Payment                                                                                  0.00
              Class A-3 Enhancement Payment                                                                                  0.00
              Class A-4 Enhancement Payment                                                                                  0.00
              Class A-5 Enhancement Payment                                                                                  0.00

    (aa)      Monthly Advance                                                                                          514,153.44
              Outstanding Amount Advanced                                                                            1,075,209.31

    (bb)      Deposit to Special Account/Distribution to Class R Certificateholders                                          0.00

    (cc)      Amount Distributed to Class R Certificateholders                                                               0.00

    (dd)      Net Weighted Average Contract Rate                                                                             9.37%

    (ee)      Number of Manufactured Homes currently held due to repossession                                                   0
              Principal balance of Manufactured Homes currently held                                                10,501,172.83

    (ff)      Class A-1 Pool Principal Balance percentage                                                               71.630539%
              Class A-2 Pool Principal Balance percentage                                                              100.000000%
              Class A-3 Pool Principal Balance percentage                                                              100.000000%
              Class A-4 Pool Principal Balance percentage                                                              100.000000%
              Class A-5 Pool Principal Balance percentage                                                              100.000000%

    (gg)      Aggregate Deficiency Amounts                                                                              16,077.37
              Servicer Deficiency Amounts received                                                                       5,627.08
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